                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.


Date of Report (Date of earliest event reported):  NOVEMBER 12, 1999
                                                   -----------------

                               QUIDEL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                         Commission file number 0-10961
                                                -------

           DELAWARE                                      94-2573850
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                      Identification Number)




                    10165 MCKELLAR COURT, SAN DIEGO, CA 92121
                    (Address of Principal Executive Offices)



                            TELEPHONE (858) 552-1100
              (Registrant's Telephone Number, Including Area Code)



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                               QUIDEL CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT


                                TABLE OF CONTENTS


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Item 5.                 Other Event                                     3

Signature                                                               4


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ITEM 5.  OTHER EVENT

Quidel Corporation is filing this report on Form 8-K to report that it has entered into a Letter of Intent with Dade Behring for the acquisition of the assets of the Dade Behring Rapignost(R) Urine Test Strip business. The proposed cash price is $5.75 million (including deferred payments) plus up to an additional $3 million on an earn-out basis. The proposed transaction is subject to a number of contingencies and the parties have targeted a closing date before the end of the year. Included in the proposed transaction are continuing manufacturing obligations and certain distribution rights of Dade Behring. Quidel intends on paying for this acquisition by accessing its bank line of credit.


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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              QUIDEL CORPORATION



Date:  NOVEMBER 19,1999                       /s/ CHARLES J. CASHION
       ----------------                       ----------------------------------
                                              Charles J. Cashion
                                              Senior Vice President,
                                              Corporate Operations,
                                              Chief Financial Officer and
                                              Secretary